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                                                                    EXHIBIT 10.6



                              ASSIGNMENT AGREEMENT



Effective April 19, 1999

BETWEEN:

     CYBEROAD GAMING CORPORATION, a St. Kitts corporation having a place of business at Box 174, Basseterre, St. Kitts, West Indies

                                                                (the "Assignor")

AND

     CYBEROAD.COM (ISLE OF MAN) LIMITED, an Isle of Man corporation having a place of business at International House, Castle Hill, Victoria Road, Douglas, Isle of Man, IM2 4RB

                                                                (the "Assignee")

1.0  ASSIGNMENT

     1.1 In consideration of the sum of one hundred thousand U.S. dollars ($100,000.00 U.S.) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignor hereby transfers, conveys, and assigns to the Assignee;

     1.2 all of its rights, title and benefit as well as its obligations and responsibilities pursuant to an Operating License, Revenue Sharing and Management Agreement dated May 5, 1998 between the Assignor and Asanol Management Corporation;

     1.3  the said Agreement dated May 5, 1998.

2.0  DOCUMENTS

     The documents which are the subject of this Assignment Agreement are attached hereto and marked Schedule "A"
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3.0  SUCCESSORS

     This Agreement shall enure to the benefit of the Assignee and shall be binding upon the Assignor and its executors, successors and assigns.

4.0  GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of Isle of Man.

IN WITNESS WHEREOF the parties have caused these presents to be executed personally or by their duly authorized officers as of the day and year first written above.

CYBEROAD GAMING CORPORATION           CYBEROAD.COM (ISLE OF MAN) LIMITED



Per: /s/ LAWRENCE COFIELD             Per:  /s/ JOHN COFFEY
    --------------------------             --------------------------

Name:  Lawrence Cofield               Name:  John Coffey
Title: Director                       Title: Director